                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 AIM STOCK FUNDS
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5) Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party:

________________________________________________________________________________

(4)  Date Filed:

________________________________________________________________________________

                                 AIM STOCK FUNDS
                                AIM DYNAMICS FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                             December [__], 2007

Dear Shareholder:

     AIM Stock Funds (the "Trust") will hold a Special Meeting of Shareholders on February 29, 2008 in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the Trust's portfolio, AIM Dynamics Fund (the "Fund"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

     The Board of Trustees (the "Board") for the Fund has carefully considered the proposals below, believes that they are in the best interests of the Fund and its shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     The Board is requesting that you:

     1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

     2. Approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     3. Approve changing certain fundamental investment restrictions of the Fund to provide the Fund with more investment flexibility.

     4. Approve making the investment objective of the Fund non-fundamental.

     5. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, the Fund or a share class without a shareholder vote.

     6. Approve an Agreement and Plan of Reorganization that provides for the restructuring of the Fund as a new series portfolio of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of AIM Stock Funds.

     7. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Sincerely,


/s/ Philip A. Taylor
-------------------------------------
President and Principal Executive
Officer

                                 AIM STOCK FUNDS
                                AIM DYNAMICS FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

     To the Shareholders of AIM Dynamics Fund (the "Fund"):

     The Board of Trustees (the "Board") of AIM Stock Funds (the "Trust") has carefully considered the proposals below, believes that they are in the best interests of the Fund and its shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

     2. Approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; INVESCO Asset Management (Japan) Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO Institutional (N.A.), Inc.; and INVESCO Senior Secured Management, Inc.

     3. Approve changing certain fundamental investment restrictions of the Fund.

     4. Approve making the investment objective of the Fund non-fundamental.

     5. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, the Fund or a share class without a shareholder vote.

     6. Approve an Agreement and Plan of Reorganization that provides for the restructuring of the Fund as a new series portfolio of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of AIM Stock Funds.

     7. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

     Shareholders of record of the Fund as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARD IS SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


/s/ John M. Zerr
-------------------------------------
Secretary
December ____, 2007

                                 AIM STOCK FUNDS
                                AIM DYNAMICS FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the Fund because the Board of Trustees (the "Board") of the AIM Stock Funds (the "Trust") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement provides you information about the business to be conducted at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December __, 2007 to all shareholders entitled to vote. Shareholders of record of any class of the Fund as of the close of business on November 30, 2007 (the "Record Date") are entitled to vote their respective shares at the Special Meeting. The number of shares outstanding of each class of the Fund on the Record Date can be found in Exhibit A. Each share of the Fund that you own entitles you to one vote on each proposal set forth in the table below (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or call (800) 959-4246. We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING?

     Each of the proposals described in this proxy statement is designed to benefit the Fund and its shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Fund and the delivery of investment management services to the Fund, and to streamline the portfolio management operations of AIM and its affiliates.

     The following table summarizes each proposal to be presented at the Special Meeting and the page number on which the discussion of each proposal begins:

PROPOSAL                                                             PAGE NUMBER
--------                                                             -----------
1. To elect trustees..............................................      [___]

2. To approve a new sub-advisory agreement between A I M
   Advisors, Inc. and various affiliated sub-advisers.............      [___]

3. To approve changing the fundamental investment restrictions....      [___]

4. To approve making the investment objective non-fundamental.....      [___]

5. To approve an amendment to the Trust's Agreement and
   Declaration of Trust...........................................      [___]

6. To approve an Agreement and Plan of Reorganization to
   restructure the Fund as a new series portfolio of an existing
   Delaware statutory trust.......................................      [___]

7. To consider other matters......................................      [___]

HOW DO I VOTE IN PERSON?

     If you do attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     -    FOR the election of all 13 nominees for trustee of the Trust.

     - FOR the approval of a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     -    FOR changing certain fundamental investment restrictions of the Fund.

     -    FOR making the investment objective of the Fund non-fundamental.

     - FOR the approval of an amendment to the Trust's Agreement and Declaration of Trust.

     - FOR the proposal to approve an Agreement and Plan of Reorganization (the "Plan") to restructure the Fund as a new series portfolio of an existing Delaware statutory trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meeting.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     - You may send in another proxy card at a later date, prior to the Shareholder Meeting.

     - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     - You may notify the Trust's Secretary in writing before the Special Meeting that you have revoked your proxy.

     - You may vote in person at the Special Meeting, as set forth above under the heading, "How Do I Vote in Person?".

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 5 for the Trust if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2, 3, 4 and 6 for the Fund if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2, 3, 4, 5 and 6 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2, 3, 4, 5 and 6 are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING?

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     PROPOSAL 1. The affirmative vote of a plurality of votes cast by the shareholders of the Trust is necessary to elect trustees of the Trust at the Special Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSALS 2, 3 AND 4. Approval of Proposals 2, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2, 3 and 4 because approval of Proposals 2, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSAL 5. Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast by shareholders of the Trust at the Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

     PROPOSAL 6. Approval of Proposal 6 requires the affirmative vote of a majority of the votes cast by shareholders of the Fund at the Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

     The Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be in the aggregate approximately $________. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. [EACH FUND/AIM] will pay [TO BE DETERMINED] the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Fund does not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of the Fund should be submitted to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 - What Are the Committees of the Board? - Governance Committee."

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?

     The Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("INVESCO").

     You are being asked to vote on the election of trustees to the Board of the Trust so that, in the event that Proposal 6 is not approved by shareholders, the Trust will have newly elected trustees.

WHO ARE THE NOMINEES FOR TRUSTEES?

     The Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

     NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                                                                                              OTHER
    NAME AND YEAR       TRUSTEE                          PRINCIPAL OCCUPATION(S)          TRUSTEESHIP(S)
       OF BIRTH          SINCE     NAME OF TRUST           DURING PAST 5 YEARS                 HELD
---------------------   -------   ---------------   --------------------------------   -------------------
Bob R. Baker              1983    AIM Stock Funds   Retired                            None
(1936)

Frank S. Bayley           2003    AIM Stock Funds   Retired                            Badgley Funds, Inc.
(1939)                                              Formerly: Partner, law firm of     (registered
                                                    Baker & McKenzie                   investment company)
                                                                                       (2 portfolios)

James T. Bunch            2000    AIM Stock Funds   Founder, Green, Manning & Bunch    None
(1942)                                              Ltd. (investment banking firm);
                                                    and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance
                                                    Corporation

Bruce L. Crockett         2003    AIM Stock Funds   Chairman, Crockett Technology      ACE Limited
(1944)                                              Associates (technology             (insurance
                                                    consulting company)                company); Captaris,
                                                                                       Inc. (unified
                                                                                       messaging provider)

Albert R. Dowden          2003    AIM Stock Funds   Director of a number of public     None
(1941)                                              and private business
                                                    corporations, including the Boss
                                                    Group, Ltd. (private investment
                                                    and management), Reich & Tang
                                                    Funds (Chairman) (registered
                                                    investment company) (7
                                                    portfolios), Daily Income Fund
                                                    (4 portfolios), California Daily
                                                    Tax Free Income Fund, Inc.,
                                                    Connecticut Daily Tax Free
                                                    Income Fund, Inc. and New Jersey
                                                    Daily Municipal Income Fund,
                                                    Inc., Annuity and Life Re
                                                    (Holdings), Ltd. (insurance
                                                    company), and Homeowners of
                                                    America Holding Corporation
                                                    (property casualty company)

                                                                                              OTHER
    NAME AND YEAR       TRUSTEE                          PRINCIPAL OCCUPATION(S)          TRUSTEESHIP(S)
       OF BIRTH          SINCE     NAME OF TRUST           DURING PAST 5 YEARS                 HELD
---------------------   -------   ---------------   --------------------------------   -------------------
                                                    Formerly: Director, CompuDyne
                                                    Corporation (provider of
                                                    products and services to the
                                                    public security market);
                                                    Director, President and Chief
                                                    Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; Director of
                                                    various affiliated Volvo
                                                    companies; and Director,
                                                    Magellan Insurance Company

Jack M. Fields            2003    AIM Stock Funds   Chief Executive Officer, Twenty    Administaff
(1952)                                              First Century Group, Inc.
                                                    (government affairs company);
                                                    Owner and Chief Executive
                                                    Officer, Dos Angelos Ranch, L.P.
                                                    (cattle, hunting, corporate
                                                    entertainment); and Discovery
                                                    Global Education Fund
                                                    (non-profit)

                                                    Formerly: Chief Executive
                                                    Officer, Texana Timber LP
                                                    (sustainable forestry company)

Carl Frischling           2003    AIM Stock Funds   Partner, law firm of Kramer        Director, Reich &
(1937)                                              Levin Naftalis and Frankel LLP     Tang Funds (7
                                                                                       portfolios)

Prema Mathai-Davis        2003    AIM Stock Funds   Formerly:  Chief Executive         None
(1950)                                              Officer, YWCA of the USA

Lewis F. Pennock          2003    AIM Stock Funds   Partner, law firm of Pennock &     None
(1942)                                              Cooper

Larry Soll, Ph.D.         1997    AIM Stock Funds   Retired                            None
(1942)

Raymond Stickel, Jr.      2005    AIM Stock Funds   Retired                            None
(1944)

                                                    Formerly: Partner, Deloitte &
                                                    Touche and Director, Mainstay VP
                                                    Series Funds, Inc. (25
                                                    portfolios)

     NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

    NAME, YEAR OF
      BIRTH AND                                                                               OTHER
   POSITION(S) HELD     TRUSTEE                          PRINCIPAL OCCUPATION(S)          TRUSTEESHIP(S)
    WITH THE TRUST       SINCE     NAME OF TRUST           DURING PAST 5 YEARS                 HELD
---------------------   -------   ---------------   --------------------------------   -------------------
Martin L. Flanagan(1)     2007    AIM Stock Funds   Director, Chief Executive          None
(1960)                                              Officer and President, Invesco
                                                    Ltd. (ultimate parent of AIM
                                                    and a global investment
                                                    management firm); Director,
                                                    Chief Executive Officer and
                                                    President, INVESCO PLC (parent
                                                    of AIM and a global investment
                                                    management firm); Chairman, A
                                                    I M Advisors, Inc. (registered
                                                    investment adviser); and
                                                    Director, Chairman, Chief
                                                    Executive Officer and
                                                    President, IVZ Inc. (holding
                                                    company) and INVESCO North
                                                    American Holdings, Inc.
                                                    (holding company); Chairman
                                                    and President, INVESCO Group
                                                    Services, Inc. (service
                                                    provider); Trustee, The AIM
                                                    Family of Funds(R); Vice
                                                    Chairman, Investment Company
                                                    Institute; and Member of
                                                    Executive Board, SMU Cox
                                                    School of Business

                                                    Formerly: President, Co-Chief
                                                    Executive Officer, Co-President,
                                                    Chief Operating Officer and
                                                    Chief Financial Officer,
                                                    Franklin Resources, Inc. (global
                                                    investment management
                                                    organization) and Chairman,
                                                    Investment Company Institute

----------
(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Fund because he is an officer of the adviser to the Fund, and an officer and a director of INVESCO, parent of the adviser to the Fund.

    NAME, YEAR OF
      BIRTH AND                                                                               OTHER
   POSITION(S) HELD     TRUSTEE                          PRINCIPAL OCCUPATION(S)          TRUSTEESHIP(S)
    WITH THE TRUST       SINCE     NAME OF TRUST           DURING PAST 5 YEARS                 HELD
---------------------   -------   ---------------   --------------------------------   -------------------
Philip A. Taylor(2)       2006    AIM Stock Funds   Director, Chief Executive          None
(1954)                                              Officer and President, AIM
                                                    Mutual Fund Dealer Inc.
                                                    (registered broker dealer), A I
                                                    M Advisors, Inc., AIM Funds
                                                    Management Inc. d/b/a INVESCO
                                                    Enterprise Services (registered
                                                    investment adviser and
                                                    registered transfer agent) and
                                                    1371 Preferred Inc. (holding
                                                    company); Director, Chairman,
                                                    Chief Executive Officer and
                                                    President, A I M Management
                                                    Group Inc. and A I M Capital
                                                    Management, Inc. (registered
                                                    investment adviser); Director
                                                    and President, INVESCO Funds
                                                    Group, Inc. (registered
                                                    investment adviser and
                                                    registered transfer agent) and
                                                    AIM GP Canada Inc. (general
                                                    partner for limited
                                                    partnership); Director, A I M
                                                    Distributors, Inc. (registered
                                                    broker dealer); Director and
                                                    Chairman, AIM Investment
                                                    Services, Inc. (registered
                                                    transfer agent) and INVESCO
                                                    Distributors, Inc. (registered
                                                    broker dealer); Director,
                                                    President and Chairman, IVZ
                                                    Callco Inc. (holding company),
                                                    INVESCO Inc. (holding company)
                                                    and AIM Canada Holdings Inc.
                                                    (holding company); Director and
                                                    Chief Executive Officer, AIM
                                                    Trimark Corporate Class Inc.
                                                    (formerly AIM Trimark Global
                                                    Fund Inc.) (corporate mutual
                                                    fund company) and AIM Trimark
                                                    Canada Fund Inc. (corporate
                                                    mutual fund company); Trustee,
                                                    President

----------
(2) Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Fund.

    NAME, YEAR OF
      BIRTH AND                                                                               OTHER
   POSITION(S) HELD     TRUSTEE                          PRINCIPAL OCCUPATION(S)          TRUSTEESHIP(S)
    WITH THE TRUST       SINCE     NAME OF TRUST           DURING PAST 5 YEARS                 HELD
---------------------   -------   ---------------   --------------------------------   -------------------
                                                    and Principal Executive Officer,
                                                    The AIM Family of Funds(R)
                                                    (other than AIM Treasurer's
                                                    Series Trust, Short-Term
                                                    Investments Trust and Tax-Free
                                                    Investments Trust); Trustee and
                                                    Executive Vice President, The
                                                    AIM Family of Funds(R) (AIM
                                                    Treasurer's Series Trust,
                                                    Short-Term Investments Trust and
                                                    Tax-Free Investments Trust only)
                                                    ; and Manager, PowerShares
                                                    Capital Management LLC

                                                    Formerly: Director and Chairman,
                                                    Fund Management Company;
                                                    President and Principal
                                                    Executive Officer, The AIM
                                                    Family of Funds(R) (AIM
                                                    Treasurer's Series Trust,
                                                    Short-Term Investments Trust and
                                                    Tax-Free Investments Trust
                                                    only); Chairman, AIM Canada
                                                    Holdings, Inc.; President, AIM
                                                    Trimark Global Fund Inc. and AIM
                                                    Trimark Canada Fund Inc.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, the Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.

     AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.

     The Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Fund; (ii) appoint independent auditors for the Fund; (iii) pre-approve all permissible non-audit services that are provided to the Fund by their independent auditors to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Fund's audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund's shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Fund's accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund's net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund.

     COMPLIANCE COMMITTEE

     The current members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.

     The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the AIM Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the AIM Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the AIM Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the AIM Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the AIM Funds and, in connection therewith, receiving and overseeing risk management reports from INVESCO that are applicable to the AIM Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

     GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis.

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the AIM Funds that are called to vote on the election of trustees, (b) appointment by the Board to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the AIM Funds, the Governance Committee will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committee of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the AIM Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committee of the Fund, that the person meets the requirements set forth in the AIM Fund's Audit Committee charter for service on such Committee; (v) that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committee's Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Governance Committees' Charter.

     INVESTMENTS COMMITTEE

     The current members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice

Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     The Investments Committee's primary purpose is to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the AIM Funds, and to recommend what action the full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the AIM Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).

     The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution.

     VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Taylor, Dr. Soll, and Miss Quigley (Chair).

     The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the AIM Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board.

     VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
2008)

     The Board has appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the AIM Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET?

     The following table sets forth information regarding the number of meetings held by the Board and each committee of the Board for the Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee held during the most recent fiscal year.

                                                                                 SPECIAL MARKET
                                                                                     TIMING
                               AUDIT     COMPLIANCE   GOVERNANCE   INVESTMENTS     LITIGATION     VALUATION
                     BOARD   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE       COMMITTEE     COMMITTEE
                     -----   ---------   ----------   ----------   -----------   --------------   ---------
AIM STOCK FUNDS(1)     9         6            7            8            6               1             5

----------
(1)  Information disclosed is for the fiscal year ended July 31, 2007.

     The Fund normally does not hold annual shareholders' meetings; however, to the extent that the Fund does hold annual shareholder meetings, the trustees are encouraged, but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD?

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Manager of Corporate Secretarial Services of A I M Management Group Inc. who shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.

WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?

     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Board of AIM Stock Funds has appointed PricewaterhouseCoopers LLP ("PwC") as such Trust's independent public accountants for the fiscal year ending July 31, 2008. Representatives of PwC are expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL AIM STOCK FUNDS?

     PwC billed AIM Stock Funds aggregate fees for services rendered to AIM Stock Funds for the last two fiscal years as follows:

                                           PERCENTAGE OF FEES                           PERCENTAGE OF FEES
                                          BILLED APPLICABLE TO                          BILLED APPLICABLE
                                           NON-AUDIT SERVICES                         TO NON-AUDIT SERVICES
                      FEES BILLED FOR      PROVIDED FOR FISCAL     FEES BILLED FOR     PROVIDED FOR FISCAL
                     SERVICES RENDERED        YEAR END 2007       SERVICES RENDERED       YEAR END 2006
                     TO AIM STOCK FUNDS    PURSUANT TO WAIVER    TO AIM STOCK FUNDS   PURSUANT TO WAIVER OF
                         FOR FISCAL          OF PRE-APPROVAL      FUNDS FOR FISCAL         PRE-APPROVAL
                       YEAR END 2007         REQUIREMENT (1)        YEAR END 2006         REQUIREMENT(1)
                     ------------------   --------------------   ------------------   ---------------------
Audit Fees                 $76,028                 N/A                $100,367                 N/A
Audit-Related Fees         $     0                   0%               $      0                   0%
Tax Fees(2)                $18,572                   0%               $ 21,045                   0%
All Other Fees             $     0                   0%               $      0                   0%
                           -------                                    --------
Total Fees                 $94,600                   0%               $121,412                   0%
                           -------                                    --------

PwC billed AIM Stock Funds aggregate non-audit fees of $18,572 for the fiscal year ended 2007, and $21,045 for the fiscal year ended 2006, for non-audit services rendered to AIM Stock Funds.

(1) For the provision of non-audit services to AIM Stock Funds, the pre-approval requirement is waived pursuant to a de minimis exception if
     (i) such services were not recognized as non-audit services by AIM Stock Funds at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by AIM Stock Funds to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of AIM Stock Funds' Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end July 31, 2007 include fees billed for reviewing tax returns. Tax fees for fiscal year end July 31, 2006 include fees billed for reviewing tax returns.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund for the last two fiscal years ended July 31, 2007 and July 31, 2006 for AIM Stock Funds.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2
                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve for the Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset

Management Ltd.; INVESCO Asset Management (Japan) Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO Institutional (N.A.) Inc.; and INVESCO Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").

     The form of the proposed sub-advisory agreement is set forth in Appendix
II. The Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Board believe that the proposed sub-advisory agreement will benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Fund pays to AIM pursuant to its advisory agreement.

     The proposed sub-advisory agreement would allow AIM and the Fund to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for the Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Board believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Fund and will give the Fund access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Board believe that the Fund and its shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Fund from offices located outside the United States. This ability should enable the Fund to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     The Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to the Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.

     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.

     INVESCO Asset Management (Japan) Limited ("INVESCO Japan") is a Japanese corporation and has its principal office at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. INVESCO Japan has been an investment adviser since 1996.

     INVESCO Australia Limited ("INVESCO Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. INVESCO Australia has been an investment adviser since 1983.

     INVESCO Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.

     INVESCO Hong Kong Limited ("INVESCO Hong Kong") is a Hong Kong corporation and has its principal office at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. INVESCO Hong Kong has been an investment adviser since 1994.

     INVESCO Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.

     INVESCO Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.

     Each of the Affiliated Sub-Advisers other than INVESCO Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, INVESCO Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.

     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of INVESCO and an affiliate of AIM, the Fund's investment adviser. AIM is an indirect wholly owned subsidiary of INVESCO. INVESCO is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. INVESCO and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.

     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.

WHICH TRUSTEES AND OFFICERS OF THE TRUST HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?

     The following table lists the current trustees and executive officers of the Trust who own shares of INVESCO and/or options to purchase shares of INVESCO. The table also lists those current trustees and executive officers of the Trust who are also officers and/or directors of an Affiliated Sub-Adviser.

Name and Position(s) Held with the Trust     Position Held With Affiliated Sub-Adviser(s)
----------------------------------------   -----------------------------------------------
Martin L. Flanagan                         None
Trustee

Philip A. Taylor                           Director and officer of AFM
Trustee, President and
Principal Executive Officer

Sidney M. Dilgren                          None
Vice President, Treasurer and
Principal Financial Officer

John M. Zerr                               None
Senior Vice President,
Chief Legal Officer and Secretary

Lisa O. Brinkley                           None
Vice President

Kevin M. Carome                            None
Vice President

Karen Dunn Kelley                          None
Vice President

Todd L. Spillane                           Chief Compliance Officer of IGAM, IINA and ISSM
Chief Compliance Officer

Lance A. Rejsek                            None
Anti-Money Laundering Compliance Officer

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to the Fund for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for the Fund; or
          (iii) discretionary investment management of all or a portion of the investments of the Fund. The proposed sub-advisory agreement provides that the services and the portion of the investments of the Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of the Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any of all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Fund and placing orders for the purchase and sale of portfolio securities for the Fund, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.

     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of AIM and the Board and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Fund, it will do so for no compensation from either AIM or the Fund.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser manages a portion of the Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) a fraction equal to the net assets of the Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement exceed 40% of the monthly compensation AIM receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement further provides that if, for any fiscal year of the Trust, the amount of the advisory fee that the Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses the Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Fund in compliance with the requirements of the federal securities laws and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Fund that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Board and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and AIM regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Fund.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Board, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to the Fund.

     The proposed sub-advisory agreement will continue from year to year for the Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for the Fund or any Affiliated Sub-Adviser: (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to such Affiliated Sub-Adviser(s); or
(ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or
(iii) by an Affiliated Sub-Adviser on sixty days' written notice to the Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?

     At in-person meetings held on December 12-13, 2007, the Board, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for the Fund, effective on or about May 1, 2008. In so doing, the Board determined that the proposed sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.

     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board's approval of the proposed sub-advisory agreement for the Fund. The Board reached its conclusions after careful discussion and analysis. The Board believes that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Board and the independent trustees have considered what they believe to be in your best interests.

     A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisers

     The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the proposed sub-advisory agreement will benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.

     B.   Fund Performance

     The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to the Fund.

     C.   Sub-Advisory Fees

     The Board considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to the Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

     D.   Financial Resources of the Affiliated Sub-Advisers

     The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than INVESCO Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to INVESCO Australia, on the later of on or about May 1, 2008 and the date that INVESCO Australia is registered with the SEC as an investment adviser, if INVESCO Australia is not so registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for the Fund will expire, unless continued by the Board, on June 30, 2009.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 2.

                                   PROPOSAL 3
                   APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL
                       INVESTMENT RESTRICTIONS OF THE FUND

WHAT AM I BEING ASKED TO APPROVE?

     Pursuant to the 1940 Act, the Fund has adopted fundamental investment restrictions covering certain types of investment practices that may be changed only with shareholder approval. Investment restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     The Board is recommending that you approve changes to the Fund's fundamental investment restrictions for the reasons set forth below. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Board approved the changes to the investment restrictions at in-person meetings held on December 12-13, 2007.

     Although Proposals 3A through 3H all relate to the Fund's fundamental investment restrictions, each will be voted on separately, as indicated on the enclosed proxy card. If any particular proposal is not approved by the Fund's shareholders, the current fundamental investment restriction of the Fund related to that proposal will not be changed.

HOW WILL THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS BENEFIT MY FUND?

     AIM and the Board expect that you will benefit from a set of uniform model restrictions in a number of ways. The proposed uniform restrictions will provide the Fund with as much investment flexibility as is possible under the 1940 Act. AIM and the Board believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage the Fund's assets efficiently and effectively in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission ("SEC") without receiving prior shareholder approval. In managing the Fund, AIM will remain subject to the Board's oversight as well as policies and procedures adopted by the Board.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions. The current fundamental investment restrictions for the Fund are set forth in Exhibit D.

     Each proposed change to the Fund's fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval. This flexibility is referred to in the proposed investment restrictions as being permitted by the "1940 Act laws, interpretations and exemptions." If the proposed fundamental investment restrictions are approved, the Board will adopt corresponding non-fundamental investment restrictions, as applicable and set forth below, that will function as internal operating guidelines for AIM to follow in managing the Fund. If circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Board that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Fund's operations at the present time.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

                                   PROPOSAL 3A
                           MODIFICATION OF FUNDAMENTAL
                      RESTRICTION ON ISSUER DIVERSIFICATION

What Are the Proposed Changes?

     Upon the approval of Proposal 3A by shareholders, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

          "The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions."

Discussion:

     The Fund's current fundamental restriction on issuer diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change.

     If you approve the proposed change, the following new non-fundamental investment restriction will become effective for the Fund:

          "In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

                                   PROPOSAL 3B
                    MODIFICATION OF FUNDAMENTAL RESTRICTIONS
                ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

What Are the Proposed Changes?

     Upon the approval of Proposal 3B, the existing fundamental restrictions on issuing senior securities and borrowing money would be changed to read as follows:

          "The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."

Discussion:

     The 1940 Act establishes limits on the ability of the Fund to borrow money and issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the Fund's shares of beneficial interest (equivalent to common shares) with respect to the distribution of its assets or the payment of dividends. The Fund's current fundamental restrictions on borrowing and issuing senior securities are set forth separately. The Fund's current fundamental restriction on borrowing sets forth the percentage standard set forth in the 1940 Act. The proposed changes would combine the Fund's restrictions on borrowing money and issuing senior securities as well as make them consistent with related restrictions for other AIM Funds and no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

          "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding."

                                   PROPOSAL 3C
                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

What Are the Proposed Changes?

     Upon the approval of Proposal 3C, the existing fundamental restriction on underwriting securities would be changed to read as follows:

          "The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933."

Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3D
                   MODIFICATION OF FUNDAMENTAL RESTRICTION ON
                             INDUSTRY CONCENTRATION

What Are the Proposed Changes?

     Upon the approval of Proposal 3D, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

Discussion:

     The Fund's current fundamental restriction on industry concentration limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of companies whose principal business activities are in the same industry, except with regard to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and municipal securities.

     The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. As a result, the proposed changes would make the Fund's restriction on concentration no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     Accordingly, if you approve the proposed change, the following non-fundamental investment restriction would also become effective for the Fund:

          "In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

                                   PROPOSAL 3E
                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                           ON REAL ESTATE INVESTMENTS

What Are the Proposed Changes?

     Upon the approval of Proposal 3E, the existing fundamental restriction on real estate investments would be changed to read as follows:

          "The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3F
                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING COMMODITIES

What Are the Proposed Changes?

     Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be changed to read as follows:

          "The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

Discussion:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

     If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for the Fund:

          "Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities."

     The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund's investment objective and general investment policies (as stated in the Fund's prospectus and the Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency, commodity or financial instrument related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectus and the Statement of Additional Information.

                                   PROPOSAL 3G
             MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

What Are the Proposed Changes?

     Upon the approval of Proposal 3G, the existing fundamental restriction on making loans would be changed to read as follows:

          "The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

Discussion:

     The Fund's current fundamental restriction on lending securities and making loans lists the percentage standards set forth in the 1940 Act for lending securities and making loans. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

          "In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order."

                                   PROPOSAL 3H
                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                      ON INVESTMENT IN INVESTMENT COMPANIES

What Are the Proposed Changes?

     Upon the approval of Proposal 3H, the existing fundamental policy on investments in other investment companies would be changed to read as follows:

          "The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund."

Discussion:

     The proposed changes to this fundamental restriction would limit the scope of the Fund's current restriction on investment in investment companies. The current fundamental restriction permits the Fund to invest all of its assets in an open-end management investment company managed by AIM or an affiliate or successor thereof, with substantially the same investment objective, policies and limitations as the Fund, whereas the proposed fundamental restriction would permit these types of investments regardless of whether the investment company were managed by AIM. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed restriction, the Fund will have the ability to invest all of its assets in another open-end investment company whether or not managed by AIM or an AIM affiliate. Because the Fund does not currently intend to do so, the following non-fundamental investment restriction will become effective for the Fund:

          "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund."

WHEN WILL PROPOSALS 3A THROUGH 3H BE IMPLEMENTED?

     If the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) approve each of the above proposals, the proposed fundamental investment restrictions will replace the Fund's current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions that have not changed, will become the fundamental investment restrictions under which the Fund will operate. The Board anticipates that these proposals, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3A THROUGH 3H?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposals 3A through 3H.

                                   PROPOSAL 4
                    APPROVAL OF MAKING THE FUND'S INVESTMENT
                          OBJECTIVE(S) NON-FUNDAMENTAL

WHAT AM I BEING ASKED TO APPROVE?

     The investment objective of the Fund is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve making the Fund's current investment objective non-fundamental. The current investment objective for the Fund is set forth in the table below.

NAME OF FUND                     CURRENT INVESTMENT OBJECTIVE(S)
------------         ------------------------------------------------------
AIM Dynamics Fund    The Fund's investment objective is long-term growth of
                     capital.

HOW WILL MAKING THE FUND'S INVESTMENT OBJECTIVE(S) NON-FUNDAMENTAL BENEFIT MY FUND?

     Making the Fund's investment objective non-fundamental gives the Board the additional flexibility to make appropriate changes to the investment objective to respond to new developments and changing trends in the market place without the commensurate expense of seeking a shareholder vote. If made non-fundamental, the Board would be able to modify the Fund's investment objective when deemed appropriate. The Board does not anticipate making changes to the investment objective of the Fund at the present time, but may, if warranted, propose such changes in the future. In the event the Board were to change the Fund's investment objective, shareholders would receive at least 60 days advance notice prior to the change being implemented.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board anticipates that this proposal, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 4.

                                   PROPOSAL 5
          APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF
         TRUST TO PERMIT THE BOARD TO TERMINATE THE TRUST, THE FUND OR A
                     SHARE CLASS WITHOUT A SHAREHOLDER VOTE

WHAT AM I BEING ASKED TO APPROVE?

     The Trust and the Fund are governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under the Declaration of Trust, the Trust, the Fund or a share class of the Fund may be terminated by: (i) a shareholder vote of the Trust or the Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of the Trust, the Fund or share class, the trustees of the Trust.

     The Board recommends that you approve an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of the Trust, the Fund or a share class if there are 100 or more holders of record of the Trust, Fund or share class. Therefore, if Proposal 5 is approved, the Board will be able to terminate the Trust, the Fund or any share class of the Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     You are being asked to vote on the amendment to the Trust's Declaration of Trust so that, in the event that Proposal 6 is not approved by shareholders, the Trust will have an amended Declaration of Trust.

     Exhibit E sets forth the current text of the first paragraph of Section 6.1 of Article VI of the Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of the Trust, the Fund or a share class if there are 100 or more holders of record of the Trust, the Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of the Trust's Declaration of Trust that would replace the first paragraph of existing
Section 6.1 in its entirety with the following:

          "Section 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or
     (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (v) approve any amendment to this Article VI,
     Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate the Trust, the Fund or a share class of the Fund gives the Board the flexibility to terminate the Trust, the Fund or a share class of the Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market the Fund in current economic conditions or when the costs of managing the Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of the Trust, the Fund or a share class. The Board would terminate the Trust, the Fund or a share class only if they found that doing so was in the best interests of the shareholders of the Trust, the Fund or a share class, as applicable.

     In the event the Board were to terminate the Trust, the Fund or a share class, shareholders would receive notice prior to such termination.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     If Proposal 5 is approved, the amendment to the Trust's Declaration of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 5.

                                   PROPOSAL 6
                 APPROVAL OF THE PLAN TO RESTRUCTURE THE FUND AS
            A NEW SERIES PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS

WHAT AM I BEING ASKED TO APPROVE?

     The Trust, a Delaware statutory trust, currently is comprised of two series portfolios: the Fund and AIM S&P 500 Index Fund. AIM has identified the Fund as appropriate to be restructured as new series portfolio of AIM Investment Securities Funds ("AIS"), an existing open-end management investment company organized as a Delaware statutory trust.

     The Board has approved the Plan, which provides for a series of transactions to restructure the Fund (the "Current Fund") as a corresponding series (the "New Fund") of AIS. Under the Plan, the Current Fund will transfer all of its assets to the New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Restructuring"). A form of the Plan relating to the proposed Restructuring is set forth in Appendix III.

     At the Special Meeting, shareholders of the Fund will be asked to approve the Restructuring. Approval of the Plan requires the affirmative vote of a majority of the votes cast by the shareholders of the Current Fund.

HOW WILL THE PROPOSED RESTRUCTURING BENEFIT MY FUND?

     The Restructuring is being proposed to simplify the organizational structure and reduce the costs of the AIM Funds. The operations of the New Fund following the Restructuring will be substantially similar to those of the predecessor Current Fund. Restructuring the Current Fund as a New Fund of AIS will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance in a single investment company, which will in turn create greater operating efficiencies for the AIM Funds. AIS, like the Trust, operates as an open-end management investment company registered with the SEC under the 1940 Act.

WHAT WILL THE PROPOSED RESTRUCTURING INVOLVE?

     To accomplish the Restructuring, the New Fund has been established as a series portfolio of AIS. On the closing date, the Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, the Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of the Current Fund. Upon completion of the Restructuring, each shareholder of the Current Fund will be the owner of full and fractional shares of the New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. After the consummation of the Restructuring, the Current Fund will be terminated as a designated series of the Trust.

     The obligations of the Trust and AIS under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Restructuring by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of the Current Fund. The Trust and AIS may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of the Current Fund.

     The Plan authorizes the Trust to acquire one share of each class of the New Fund and, as the sole shareholder of the New Fund prior to the Restructuring, to do each of the following:

          - Approve for the New Fund a new investment advisory agreement with AIM that will be substantially identical to the Current Fund's existing investment advisory agreement with AIM.

          - Approve for the New Fund a new sub-advisory agreement between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; INVESCO Asset Management

               (Japan) Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO Institutional (N.A.) Inc.; and INVESCO Senior Secured Management, Inc. (collectively; the "Affiliated Sub-Advisers") that will be substantially identical to the proposed sub-advisory agreement that the shareholders of the Current Fund are being asked to approve under Proposal 2. Information on the new sub-advisory agreement is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of the Current Fund, the Trust will not approve a sub-advisory agreement between AIM and the Affiliated Sub-Advisers for the corresponding New Fund.

          - Approve for the New Fund a new administrative services agreement with AIM that will be substantially identical to the Trust's existing administrative services agreement with AIM.

          - Approve for the New Fund a distribution agreement with A I M Distributors, Inc. ("ADI"). The proposed distribution agreement will provide for substantially identical distribution services as currently provided to the Current Fund by ADI.

          - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each class of the New Fund (other than Institutional Class shares) that will be substantially identical to the Current Fund's existing distribution plan for that class.

          - Approve for the New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Investment Services, Inc., each of which currently provides such services to the Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act. Each of the custodian agreement, transfer agency and servicing agreement and multiple class plan pursuant to Rule 18f-3 will be substantially identical to the agreements and multiple class plan that exist for the Current Fund.

          - Ratify the selection of PricewaterhouseCoopers, LLP, the registered independent public accountants for the Current Fund, as the registered independent public accountants for the New Fund.

          - Approve such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end management investment company.

     AIS's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of the New Fund. Such accounts will be identical to the accounts currently maintained by the Trust's transfer agent for each shareholder of the Current Fund. Shares held in Current Fund accounts will automatically be designated as shares of the New Fund. Any certificates for Current Fund shares issued before the Restructuring will represent shares of the New Fund after the Restructuring. Shareholders of the New Fund will not have the right to demand or require AIS to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Fund will be replicated on the New Fund account. No sales charges will be imposed in connection with the Restructuring.

     Assuming your approval of Proposal 6, the Trust currently contemplates that the Restructuring will be consummated on or about May 1, 2008.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING?

     The Trust and AIS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Restructuring will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Fund, the New Fund and the shareholders of the Current Fund will recognize no gain or loss for Federal income tax purposes as a result of the Restructuring. Shareholders of the Current Fund should consult their tax advisers regarding these and other federal income tax effects, if any, of the Restructuring in light of their individual circumstances and as to state and local tax consequences, if any, of the Restructuring.

DO SHAREHOLDERS HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Fund or the New Fund, as the case may be, at any time before or after the Restructuring.

HOW DOES AIS COMPARE TO THE TRUST?

     GENERAL

     AIS and the Trust are both Delaware statutory trusts. The operations of AIS and the Trust, as Delaware statutory trusts, are governed by the terms of their respective Amended and Restated Agreements and Declarations of Trust, Amended and Restated Bylaws and applicable Delaware law.

     STRUCTURE OF AIS

     AIS is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. AIS has established a new series portfolio corresponding to and having identical designations as the Current Fund. AIS has also established classes of the New Fund corresponding to and having identical designations as the classes of the Current Fund. The New Fund will have the same investment objectives, policies, and restrictions as the Current Fund. AIS's fiscal year is the same as that of the Trust. The New Fund will not have any operations prior to the Restructuring. Initially, the Trust will be the sole shareholder of the New Fund.

     As a Delaware statutory trust, AIS's operations are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "AIS Declaration"), and Amended and Restated Bylaws, as amended, and applicable Delaware law. Certain issues relating to the form of organization of both AIS and the Trust are summarized below. The operations of AIS will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

     TRUSTEES AND OFFICERS OF AIS

     Subject to the provisions of the AIS Declaration, the business of AIS will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of AIS and the Trust are identical to one another. All of the current trustees of the Trust currently serve as trustees of AIS.

     All of the current officers of the Trust, currently serve as officers of AIS and those current officers of the Trust will perform the same functions on behalf of the New Fund and AIS following the Restructuring that they now perform on behalf of Current Fund and the Trust.

     SHARES OF AIS

     The beneficial interests in the New Fund will be represented by transferable shares, par value $0.01 per share. As is the case with the Trust, shareholders do not have the right to demand or require AIS to issue share certificates. The trustees have the power under the AIS Declaration to establish new series and classes of shares. The AIS Declaration permits the trustees to issue an unlimited number of shares of each class and series.

     The Current Fund currently has the classes of shares set forth in Exhibit
A. AIS has established for the New Fund the classes that currently exist for the Current Fund. Shares of each class of the New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     LIABILITY OF SHAREHOLDERS

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AIS Declaration and the Trust's Declaration of Trust (together with the AIS Declaration, the "Declarations of Trust") provide that shareholders of the Trust and AIS, as applicable, shall not be subject to any personal liability for acts or obligations of the Trust and AIS and that every written agreement, obligation or other undertaking made or issued by the Trust and AIS, as applicable, shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declarations of Trust provide for indemnification out of the property of the Trust and AIS, as applicable, for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust or AIS, as applicable, itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust and AIS, the possibility of the Trust or AIS, as applicable, being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust or AIS, and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     ELECTION OF TRUSTEES; TERMS

     The shareholders of each of the Trust and AIS have elected a majority of the trustees of the Trust and AIS respectively. Such trustees serve for the life of the Trust and AIS, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board or AIS's Board of Trustees (the "AIS Board" and together with the Board, the "Boards of Trustees"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the Boards of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     REMOVAL OF TRUSTEES

     A trustee of the Trust and AIS may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust and AIS, respectively.

     MEETINGS OF SHAREHOLDERS

     The Trust and AIS are not required to hold annual meetings of shareholders unless required by the 1940 Act and do not intend to do so. The bylaws of each of the Trust and AIS provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust and AIS, as applicable. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     LIABILITY OF TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declarations of Trust, the trustees and officers of the Trust and AIS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declarations of Trust provide for the indemnification of their respective trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of such trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     TERMINATION

     Pursuant to the Declarations of Trust, each of the Trust and AIS or any series or class of shares of beneficial interest in such trust may be terminated by: (1) a majority shareholder vote of such trust or the affected series or class, or (2) if there are fewer than 100 shareholders of record of such trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of such trust or the affected series or class.

     Shareholders of the Current Fund will be voting on Proposal 5, which would eliminate the requirement that shareholders approve the termination of the Trust or a series or class of its shares of beneficial interest if there are 100 or more shareholders of record of the Trust or of such terminating series or class. Shareholders of the series portfolios of AIS will be voting on a proposal that is substantially the same as Proposal 5. If shareholders of the series portfolios of AIS approve such proposal, shareholders of the New Fund would not be solicited to vote on the termination of AIS, the New Fund or a class of its shares of beneficial interest even if Proposal 5 is not approved by shareholders of the Current Fund.

     VOTING RIGHTS OF SHAREHOLDERS

     The Declarations of Trust grant shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of such trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of such trust or one of its investment portfolios; (v) merger or consolidation of such trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under such Declarations of Trust, and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     As set forth above under "How Does AIS Compare to the Trust?- Termination" if shareholders of the series portfolios of AIS approve Proposal 5, which would eliminate the requirement that shareholders approve the termination of AIS or a series or class of its shares of beneficial interest, shareholders of the New Fund will not be solicited to vote on the termination of AIS or the New Fund or a class of its shares of beneficial interest even if Proposal 5 is not approved by shareholders of the Current Fund.

     DISSENTERS' RIGHTS

     Neither Delaware law nor the Declarations of Trust confer upon shareholders rights of appraisal or dissenters' rights.

     AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Boards of Trustees may, without shareholder approval, amend their respective Declarations of Trust at any time, except to eliminate any voting rights pertaining to the shares of such trust, without approval of the majority of the shares of such trust.

The trustees shall have the power to alter, amend or repeal the bylaws of such trust or adopt new bylaws at any time.

     The foregoing discussion above is only a summary of certain of these issues. Shareholders should refer to the provisions of these documents and state law directly for more details. Copies of the Declarations of Trust and the Amended and Restated Bylaws of the Trust and AIS are available to shareholders without charge upon written request to the Trust or AIS.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 6.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's public filings with the SEC and on AIM's internet website (http://www.aiminvestments.com).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Fund.

WHO IS THE FUND'S PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Fund.

WHO ARE THE OFFICERS OF THE TRUST?

     Information regarding the current officers of the Trust can be found in Exhibit F.

HOW MANY SHARES OF THE FUND DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of the Fund's shares by the trustees, nominees, and current executive officers of the Trust can be found in Exhibit G.

DOES ANYONE OWN MORE THAN 5% OF THE FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of the Fund can be found in Exhibit H.

DO TRUSTEES OWN SHARES OF THE FUND?

     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit I.

                                   APPENDIX I

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II. DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                   APPENDIX II

           FORM OF MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL
                                      FUNDS

     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., INVESCO Asset Management (Japan) Limited, INVESCO Australia Limited, INVESCO Global Asset Management (N.A.), Inc., INVESCO Hong Kong Limited, INVESCO Institutional (N.A.), Inc. and INVESCO Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

     WHEREAS:

     A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

     C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

     D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

     (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

     (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

     (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to:
(i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. Further Duties.

     (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

     (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

     (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

     (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

     (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

     (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

     (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. Compensation.

     (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the such Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

     (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11. Duration and Termination.

     (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s) this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                    AIM FUNDS MANAGEMENT INC.

Adviser                                 Sub-adviser


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        INVESCO ASSET MANAGEMENT
                                        DEUTSCHLAND, GMBH

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO ASSET MANAGEMENT LTD.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT
                                        (JAPAN) LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO AUSTRALIA LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO GLOBAL ASSET
                                        MANAGEMENT (N.A.), INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO HONG KONG LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                    EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

INVESCO Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

INVESCO Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia

INVESCO Global Asset Management (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

INVESCO Institutional (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

                                  APPENDIX III

                                 AIM STOCK FUNDS

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of December ___, 2007, by and between AIM Stock Funds, a Delaware statutory trust ("ASTF"), acting on its own behalf and on behalf of its series portfolio, AIM Dynamics Fund, identified on Schedule A to this Agreement, and AIM Investment Securities Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of its series portfolio, AIM Dynamics Fund, identified on Schedule A.

                                   BACKGROUND

     ASTF is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. ASTF currently publicly offers shares of beneficial interest representing interests in two separate series portfolios, one of which is listed on Schedule A and is referred to in this Agreement as the "Current Fund" and the other of which is not covered by this Agreement.

     The Board of Trustees of ASTF has designated multiple classes of shares of beneficial interest that represent interests in the Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of ASTF has determined that it would be in the best interests of the shareholders of the Current Fund for the Current Fund to reorganize as an investment portfolio of the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established an additional series portfolio corresponding to the Current Fund (the "New Fund"), and has designated multiple classes of shares of beneficial interest in the New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Fund and Schedule B lists the New Fund Classes.

     The Current Fund desires to provide for its Reorganization (the "Reorganization") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by ASTF, on its own behalf and on behalf of the Current Fund, and by the Trust, on its own behalf and on behalf of the New Fund, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.


                                      III-1

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Current Fund's books, and other property owned by the Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean the series portfolio of ASTF as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in the Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of the Current Fund outstanding immediately prior to the Reorganization.

     1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of the Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean the series portfolio of the Trust, which shall correspond to the Current Fund as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in the New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in the New Fund issued to the Current Fund hereunder.


                                      III-2

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14 "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean the Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16 "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.   PLAN OF REORGANIZATION.

     2.1 ASTF agrees, on behalf of the Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of the Current Fund to New Fund. The Trust, on behalf of the New Fund, agrees in exchange therefore:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of the Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by the New Fund for $10.00 and (b) the Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on the New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on the Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of the Current Fund as a designated series of ASTF shall be terminated.


                                      III-3

     2.4 Any transfer taxes payable on issuance of New Fund Shares in the name other than that of the registered holder of the Current Fund Shares exchanged therefore shall be paid by the person whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of ASTF or the Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.   CLOSING.

     3.1 The Closing shall occur at the principal office of ASTF on April 30, 2008, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of ASTF's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 ASTF or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Fund to the New Fund, as reflected on the New Fund's books immediately following the Closing, does or will conform to such information on the Current Fund's books immediately before the Closing. ASTF shall cause the custodian for the Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to the New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 ASTF shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of the Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by ASTF's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on the New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to ASTF evidencing the New Fund Shares to be credited to the Current Fund at the Effective Time or provide evidence satisfactory to ASTF that such shares have been credited to the Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 ASTF and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 ASTF represents and warrants on its own behalf and on behalf of the Current Fund as follows:


                                     III-4

          (a) ASTF is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

          (b) ASTF is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) The Current Fund is a duly established and designated series of ASTF;

          (d) At the Closing, the Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) The Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of the Current Fund Shares and, to the best of ASTF's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of the New Fund Shares to be received by them in the Reorganization. ASTF does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, ASTF is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Fund in the ordinary course of its business and are associated with the Assets;

          (i) ASTF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;


                                     III-5

          (j) As of the Effective Time, the Current Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement with respect to the Current Fund shall have been duly authorized by all necessary action by the Current Fund's shareholders; and

          (l) The fair market value of the Assets of the Current Fund transferred to the New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of the New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, the New Fund will be a duly established and designated series of the Trust;

          (d) The New Fund has not commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in the New Fund or any other securities issued by the Trust on behalf of the New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) The New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;


                                     III-6

          (i) The Trust, on behalf of the New Fund, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Fund, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) The New Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC; and

          (k) There is no plan or intention for the New Fund to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     4.3 Each of ASTF and the Trust, on its own behalf and on behalf of the Current Fund or the New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of the New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of the New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between the Current Fund and the New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, the New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same Liabilities that the Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses,
     (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by the Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.   COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, ASTF shall call a meeting of the shareholders of the Current Fund (the "Shareholders Meeting") to consider and act on this


                                     III-7

Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of ASTF. The Board of Trustees of ASTF shall recommend that shareholders approve this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of ASTF. Approval of this agreement by shareholders of the Current Fund will authorize ASTF, and ASTF hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the New Fund.

     5.2 Prior to the Closing, ASTF shall acquire one New Fund Share in each New Fund Class of the New Fund for the purpose of enabling ASTF to elect ASTF's trustees as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to the New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by ASTF as the sole shareholder of the New Fund.

     5.4 ASTF or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), which (i) will contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to effect the Reorganization and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.   CONDITIONS PRECEDENT.

     The obligations of ASTF, on its own behalf and on behalf of the Current Fund, and the Trust, on its own behalf and on behalf of the New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The shareholders of the Current Fund shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.


                                     III-8

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either ASTF or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Current Fund or the New Fund, provided that either ASTF or the Trust may for itself waive any of such conditions.

     6.3 Each of ASTF and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that ASTF and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Current Fund and the New Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Current Fund on the transfer of its Assets to the New Fund solely in exchange for New Fund Shares and the New Fund's assumption of the Liabilities or on the distribution of New Fund Shares to the Shareholders;

          (c) No gain or loss will be recognized by the New Fund upon its receipt of the Assets in exchange for New Fund Shares and the New Fund's assumption of the Liabilities;

          (d) The basis to the New Fund of the Assets will be the same as the basis of such assets in the hands the Current Fund immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares received in the Reorganization will be the same as the basis for the Current Fund Shares surrendered in exchange therefor, and a Shareholder's holding period for the New Fund Shares received will include its holding period for the Current Fund Shares surrendered, provided that the Shareholder holds the Current Fund Shares as capital assets at the Effective Time.


                                     III-9

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the trustees of either ASTF or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.   EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.   ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.   AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to the Current Fund by the shareholders of that Current Fund, in such a manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION.

     This Agreement may be terminated with respect to the Current Fund at any time at or prior to the Effective Time, whether before or after approval by the shareholders of that Current Fund:

     10.1 By either ASTF or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2008; or

     10.2 By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either ASTF or the Trust or the Current Fund or the New Fund, to the other.


                                     III-10

11.  MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Fund only and not against the assets of the Trust generally.


                                     III-11

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest: AIM STOCK FUNDS, on behalf of its series portfolio listed in Schedule A


                                        By:
-------------------------------------       ------------------------------------
                                        Title:
                                               ---------------------------------


Attest: AIM INVESTMENT SECURITIES FUNDS, on behalf of its series portfolio listed in Schedule A


                                        By:
-------------------------------------       ------------------------------------
                                        Title:
                                               ---------------------------------


                                     III-12

                                   SCHEDULE A

SERIES OF AIM STOCK FUNDS   CORRESPONDING SERIES OF AIM INVESTMENT
   (THE "CURRENT FUND")        SECURITIES FUNDS (THE "NEW FUND")
-------------------------   --------------------------------------
AIM Dynamics Fund                      AIM Dynamics Fund


                                     III-13

                                   SCHEDULE B

CLASSES OF THE CURRENT FUND     CORRESPONDING CLASSES OF THE NEW FUND
---------------------------     -------------------------------------
AIM Dynamics Fund               AIM Dynamics Fund
   Class A Shares                  Class A Shares
   Class B Shares                  Class B Shares
   Class C Shares                  Class C Shares
   Class R Shares                  Class R Shares
   Investor Class Shares           Investor Class Shares
   Institutional Class Shares      Institutional Class Shares


                                     III-14

                                    EXHIBIT A

                            SHARES OF AIM STOCK FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                NUMBER OF SHARES
                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                           NOVEMBER 30, 2007
--------------------                                           -----------------
AIM Dynamics Fund
   Class A .................................................
   Class B..................................................
   Class C..................................................
   Class R..................................................
   Institutional Class......................................
   Investor Class...........................................

AIM S&P 500 Index Fund
   Institutional Class......................................
   Investor Class...........................................

                                    EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006.

                           AGGREGATE            RETIREMENT       ESTIMATED ANNUAL
                       COMPENSATION FROM     BENEFITS ACCRUED      BENEFITS UPON      TOTAL COMPENSATION
   NAME OF TRUSTEE          TRUST(1)       BY ALL AIM FUNDS(2)     RETIREMENT(3)    FROM ALL AIM FUNDS(4)
   ---------------     -----------------   -------------------   ----------------   ---------------------
Bob R. Baker                 $4,288              $230,089            $177,882              $225,000
Frank S. Bayley               4,595               160,600             126,750               241,000
James T. Bunch                3,981               149,379             126,750               203,500
Bruce L. Crockett             8,030                83,163             126,750               402,000
Albert R. Dowden              4,595               105,204             126,750               242,000
Jack M. Fields                3,981               104,145             126,750               210,000
Carl Frischling(5)            3,981                91,932             126,750               210,000
Prema Mathai-Davis            4,169               102,401             126,750               217,500
Lewis F. Pennock              3,981                85,580             126,750               210,000
Ruth H. Quigley(6)            4,595               187,330             126,750               242,000
Larry Soll                    3,981               193,510             146,697               210,000
Raymond Stickel, Jr.          4,595                77,561             126,750               230,750

----------
(1) Amounts shown are as of AIM Stock Fund's most recent fiscal year end. The total amount of compensation deferred by all trustees of AIM Stock Funds, during the fiscal year ended July 31, 2007, including earnings, was $11,964.

(2) During the fiscal year ended July 31, 2007, the total amount of expenses allocated to AIM Stock Funds, in respect of such retirement benefits was $36,128.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her anticipated retirement date.

(4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.

(5) During the fiscal year ended July 31, 2007, AIM Stock Funds paid $15,957 in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of AIM Stock Funds. Mr. Frischling is a partner of Kramer Levin.

(6)  Miss Quigley will retire effective as of December 31, 2007.

                                    EXHIBIT C

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS

AIM FUNDS MANAGEMENT INC.

     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
Philip Alexander Taylor     Director, President and    Director, Chief Executive Officer and President, AIM
                            Chief Executive Officer    Mutual Fund Dealer Inc. (registered broker dealer),
                                                       A I M Advisors, Inc., AIM Funds Management Inc. d/b/a
                                                       INVESCO Enterprise Services (registered investment
                                                       advisor and registered transfer agent) and 1371
                                                       Preferred Inc. (holding company); AIM Trimark
                                                       Corporate Class Inc. -(corporate mutual fund company)
                                                       and AIM Trimark Canada Fund Inc. (corporate mutual
                                                       fund company); Director, Chairman, Chief Executive
                                                       Officer and President, A I M Management Group Inc.,
                                                       and A I M Capital Management, Inc. (registered
                                                       investment advisor); Director and President, INVESCO
                                                       Funds Group, Inc. (registered investment advisor and
                                                       registered transfer agent) and AIM GP Canada Inc.
                                                       (general partner for limited partnership); Director,
                                                       A I M Distributors, Inc. (registered broker dealer);
                                                       Director and Chairman, AIM Investment Services, Inc.
                                                       (registered transfer agent), and INVESCO
                                                       Distributors, Inc. (registered broker dealer);
                                                       Director, President and Chairman, IVZ Callco Inc.
                                                       (holding company), INVESCO Inc. (holding company) and
                                                       AIM Canada Holdings Inc. (holding company); Trustee,
                                                       President and Principal Executive Officer, The AIM
                                                       Family of Funds(R) (other than AIM Treasurer's Series
                                                       Trust, Short-Term Investments Trust and Tax-Free
                                                       Investments Trust only); Trustee and Executive Vice
                                                       President, The AIM Family of Funds(R) (AIM Treasurer's
                                                       Series Trust, Short-Term Investments Trust and
                                                       Tax-Free Investments Trust only); and Manager,
                                                       PowerShares Capital Management LLC.

David Colvin Warren        Director, Chief Financial   Vice President, 1371 Preferred Inc., AIM Funds
                          Officer and Executive Vice   Management Inc., AIM Mutual Fund Dealer Inc., INVESCO
                                   President           Inc., and IVZ Callco Inc.; Director, AIM Canada
                                                       Holdings Inc. and AIM GP Canada Inc.; Senior Vice
                                                       President and Chief Administration Officer, A I M
                                                       Advisors, Inc., A I M Capital Management, Inc. and
                                                       AIM Private Asset Management, Inc.; and Senior Vice
                                                       President, A I M Management Group Inc.

Peter Intraligi            Director, Chief Operating   Director and Senior Vice President, 1371 Preferred
                          Officer and Executive Vice   Inc.; Director, AIM Canada Holdings Inc.; Director,
                                   President           Chief Operating Officer and Executive Vice President,
                                                       AIM Funds Management Inc. and IVZ Callco Inc.;
                                                       Director and Executive Vice President, INVESCO Inc.

Susan J. Han              Director, General Counsel,   Director, General Counsel, Senior Vice President and
                           Senior Vice President and   Secretary, AIM Funds Management Inc. and 1371
                                   Secretary           Preferred Inc.; Director and Secretary, INVESCO Inc.,
                                                       AIM Canada Holdings Inc., AIM Mutual Fund Dealer
                                                       Inc., AIM GP Canada Inc. and IVZ Callco Inc.; Senior
                                                       Vice President, General Counsel and Secretary, AIM
                                                       Trimark Corporate Class Inc. and AIM Trimark Canada
                                                       Fund Inc.

Graham Anderson            Director and Senior Vice    Director, Senior Vice President, Investments
                            President, Investments     Operations, AIM Funds Management Inc.
                                  Operations

INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland, GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
[Karl-George Bayer                 Director            Managing Director, INVESCO Asset Management
                                                       Deutschland GmbH.

Bernhard Lander                    Director            Need to locate information

Alexander Heinrich                 Director            Managing Director, INVESCO Asset Management
Lehmann                                                Deutschland GmbH and President, INVESCO Asset
                                                       Management (Switzerland) Ltd.

Christian Puschmann                Director            Director, INVESCO Holding Germany Ltd & Co OHG and
                                                       INVESCO Kapitalanlagegesellschaft mbH; and Manager,
                                                       INVESCO Asset Management Deutschland GmbH.]

INVESCO ASSET MANAGEMENT LTD.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Ltd. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
[Robert John Duthie                Director            Director, Atlantic Wealth Management Limited, C M
                                                       Investment Nominees Limited, INVESCO Administration
                                                       Services Limited, INVESCO Asset Management Limited,
                                                       INVESCO Fund Managers Limited, INVESCO Global
                                                       Investment Funds Limited, INVESCO Group Limited,
                                                       INVESCO GT Asset Management PLC, INVESCO North
                                                       American Group Limited, INVESCO Pacific Group Limited,
                                                       INVESCO Pensions Limited, INVESCO Savings Scheme
                                                       (Nominees) Limited, INVESCO Trustee Corporation
                                                       Limited, INVESCO UK Holdings PLC, INVESCO UK Limited,
                                                       Perpetual Administration Limited, Perpetual plc,
                                                       Perpetual Portfolio Management Limited, Perpetual Unit
                                                       Trust Management (Nominees) Limited and Sermon Lane
                                                       Nominees Limited.

Roderick George Howard             Director            Director, Atlantic Wealth Management Limited, C M
Ellis                                                  Investment Nominees Limited, INVESCO Administration
                                                       Services Limited, INVESCO Asset Management Limited,
                                                       INVESCO Asset Management SA, INVESCO CE SA, INVESCO CE
                                                       Services SA, INVESCO Continental Europe Holdings SA,
                                                       INVESCO Continental Europe Service Centre SA, INVESCO
                                                       Fund Managers Limited, INVESCO Global Investment Funds
                                                       Limited, INVESCO Group Limited, INVESCO GT Asset
                                                       Management PLC, INVESCO Holland B.V., INVESCO
                                                       International (Southern Africa) Limited, INVESCO
                                                       Pacific Group Limited, INVESCO Pensions Limited,
                                                       INVESCO Real Estate Limited, INVESCO Savings Scheme
                                                       (Nominees) Limited, INVESCO UK Holdings PLC, INVESCO
                                                       UK Limited, Perpetual Administration Limited,
                                                       Perpetual plc, Perpetual Portfolio Management Limited,
                                                       Perpetual Unit Trust Management (Nominees) Limited and
                                                       Sermon Lane Nominees Limited; Supervisory Board,
                                                       INVESCO Asset Management Oesterreich GmbH and INVESCO
                                                       Kapitalanlagegesellschaft mbH; Director and Deputy
                                                       Chairman, INVESO Global Asset Management (Bermuda)
                                                       Limited; and Director, Chief Executive Officer and
                                                       President, INVESCO Pacific Holdings Limited.

Robert John Yerbury                Director            Director and Chief Executive, Atlantic Wealth
                                                       Management Limited, INVESCO Administration Services
                                                       Limited, INVESCO Asset Management Limited, INVESCO
                                                       Fund Managers Limited, INVESCO Global Investment Funds
                                                       Limited, INVESCO Pension Limited and Perpetual
                                                       Portfolio Management Limited; Director, INVESCO UK
                                                       Limited and Perpetual plc; and Executive Management
                                                       and Senior Managing Director, INVESCO PLC.

John Rowland                       Director            Director, Atlantic Wealth Management Limited, INVESCO
                                                       Administration Services Limited, INVESCO Asset
                                                       Management Ireland Limited, INVESCO Asset Management
                                                       Limited, INVESCO Fund Managers Limited, INVESCO Global
                                                       Distributors Limited, INVESCO Global Investment Funds
                                                       Limited, INVESCO Management S.A., INVESCO UK Limited,
                                                       Investment Fund Administrators Limited and Perpetual
                                                       Portfolio Management Limited.

Graeme John Proudfoot              Director            Director, Atlantic Wealth Management Limited, C M
                                                       Investment Nominees Limited, INVESCO Administration
                                                       Services Limited, INVESCO Asset Management Limited,
                                                       INVESCO Fund Managers Limited, INVESCO Global
                                                       Investment Funds Limited, INVESCO Group Limited,
                                                       INVESCO GT Asset Management PLC, INVESCO International
                                                       Holdings Limited, INVESCO North American Group
                                                       Limited, INVESCO Pacific Group Limited, INVESCO
                                                       Savings Scheme (Nominees) Limited, INVESCO Trustee
                                                       Corporation Limited, INVESCO UK Holdings PLC, INVESCO
                                                       UK Limited, IST 123 LTD, Lombard Place Securities
                                                       Limited, Perpetual Administration Limited, Perpetual
                                                       plc, Perpetual Unit Trust Management (Nominees)
                                                       Limited, Sermon Lane Nominees Limited; Alternate
                                                       Director, INVESCO Japan Discovery Trust plc; Director
                                                       and Secretary, AMVESCAP Limited and Atlantic Wealth
                                                       Holdings Limited; Director and Vice President, INVESCO
                                                       Pacific Holdings Limited; and Secretary, Royal Canoe
                                                       Club Trust.

Ian David Trevers                  Director            Director, INVESCO Administration Services Limited,
                                                       INVESCO Asset Management Limited, INVESCO Fund
                                                       Managers Limited, INVESCO Global Investment Funds
                                                       Limited, and INVESCO Pensions Limited.

Nigel Marcus Doman                 Director            Director, A I M Global Management Company Limited and
                                                       INVESCO Asset Management Limited.]

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
Andrew Tak Shing Lo                Director            Chairman and Director, County Investment Management
                                                       Pty Ltd, Invesco Asset Management Australia (Holdings)
                                                       Ltd, Invesco Australia Limited and Invesco Pacific
                                                       Partner Ltd; Director, Invesco Asset Management
                                                       (Japan) Ltd, Invesco Asset Management Asia Limited.,
                                                       Invesco Asset Management Pacific Limited., Invesco
                                                       Asset Management Singapore Ltd., Invesco Hong Kong
                                                       Limited, INVESCO Great Wall Fund Management Company
                                                       Limited, Invesco Pacific Holdings Limited, and Invesco
                                                       Taiwan Limited; Executive Management Committee,
                                                       Invesco PLC; and Vice President, Invesco Institutional
                                                       (N.A.), Inc.

[Atsushi Kawakami                  Director            Director, INVESCO Asset Management (Japan) Ltd.

Alexander Maurice Prout     Chief Executive Officer    Chief Representative Director, INVESCO Asset
                                                       Management (Japan) Ltd.

Masakazu Hasegawa                  Director            Director, INVESCO Asset Management (Japan) Ltd. and
                                                       INVESCO Pacific Partner Ltd.]

INVESCO AUSTRALIA LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Australia Limited. The business address of the principal executive officer and each director is 333 Collins Street, Level 26, Melbourne, Victoria 3000, Australia.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
[__________]                       [______]            [____________________________________________________]

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
Kirk Fredrick Holland       Chief Executive Officer    Chief Executive Officer and President, INVESCO Global
                                 and President         Asset Management (N.A.), Inc.; and Vice President,
                                                       INVESCO Institutional (N.A.), Inc.

David Alexander Hartley       Director and Chief       Director, Atlantic Trust Company, N.A., INVESCO (NY)
                               Financial Officer       Trust Company, INVESCO National Trust Company, INVESCO
                                                       Realty, Inc. and INVESCO Senior Secured Management,
                                                       Inc.; Director, Chief Financial Officer and Vice
                                                       President, INVESCO Asset Management (Bermuda) Ltd.;
                                                       Director and Chief Financial Officer, INVESCO Global
                                                       Asset Management (N.A.), Inc. and INVESCO
                                                       Institutional (N.A.), Inc.; Treasurer and Chief
                                                       Accounting Officer, A I M Advisors, Inc., A I M
                                                       Capital Management, Inc. and AIM Private Asset
                                                       Management, Inc.; Treasurer and Chief Financial
                                                       Officer, A I M Distributors, Inc., A I M Management
                                                       Group Inc., and AIM Investment Services, Inc., and
                                                       Treasurer, AIM Global Holdings, Inc., A I M Global
                                                       Ventures, Co., AIM Retirement Services, Inc., INVESCO
                                                       Distributors, Inc., and INVESCO Funds Group, Inc.

Gregory Mark Armour                Director            Chairman and Director, INVESCO Global Asset Management
                                                       (N.A.) Inc., INVESCO Private Capital Investments,
                                                       Inc., INVESCO Private Capital, Inc. and INVESCO Senior
                                                       Secured Management, Inc.; Chairman, Chief Executive
                                                       Officer and President, INVESCO Institutional (N.A),
                                                       Inc. and INVESCO Realty, Inc. Director and President,
                                                       INVESCO Asset Management (Bermuda) Ltd.; and Senior
                                                       Managing Director, INVESCO PLC.

INVESCO HONG KONG LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Hong Kong Limited. The business address of the principal executive officer and each director is 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
Andrew Tak Shing Lo           Director and Chief       Chairman and Director, County Investment Management
                               Executive Officer       Pty Ltd, Invesco Asset Management Australia (Holdings)
                                                       Ltd, Invesco Australia Limited and Invesco Pacific
                                                       Partner Ltd; Director, Invesco Asset Management
                                                       (Japan) Ltd, Invesco Asset Management Asia Limited.,
                                                       Invesco Asset Management Pacific Limited., Invesco
                                                       Asset Management Singapore Ltd., Invesco Hong Kong
                                                       Limited, INVESCO Great Wall Fund Management Company
                                                       Limited, Invesco Pacific Holdings Limited, and Invesco
                                                       Taiwan Limited; Executive Management Committee,
                                                       Invesco PLC; and Vice President, Invesco Institutional
                                                       (N.A.), Inc.

Jeremy Charles Simpson             Director            Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco
                                                       Asset Management Asia Ltd, Invesco Asset Management
                                                       Australia (Holdings) Ltd, Invesco Asset Management
                                                       Pacific Limited, Invesco Asset Management Singapore
                                                       Ltd, Invesco Australia Limited and Invesco Pacific
                                                       Holdings Limited; Director and Finance Director,
                                                       Invesco Hong Kong Limited; Director and Deputy
                                                       Chairman, Invesco Pacific Partner Ltd; and Secretary,
                                                       IRE (Hong Kong) Limited.

Gracie Yuen See Liu                Director            Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco
                                                       Asset Management Asia Limited and Invesco Hong Kong
                                                       Limited.

John Gerald Greenwood              Director            Director, Invesco Asset Management Asia Limited and
                                                       Invesco Asset Management Singapore Ltd; and Director
                                                       and Vice Chairman, Invesco Hong Kong Limited.

Siu Mei Lee                        Director            Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco
                                                       Asset Management Asia Limited and Invesco Hong Kong
                                                       Limited.

Anna Seen Ming Tong                Director            Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco
                                                       Asset Management Asia Limited, Invesco Asset
                                                       Management Pacific Limited, Invesco Asset Management
                                                       Singapore Ltd and Invesco Hong Kong Limited.

INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
David Alexander Hartley      Director and Chief        Director, Atlantic Trust Company, N.A., INVESCO (NY)
                              Financial Officer        Trust Company, INVESCO National Trust Company, INVESCO
                                                       Realty, Inc. and INVESCO Senior Secured Management,
                                                       Inc.; Director, Chief Financial Officer and Vice
                                                       President, INVESCO Asset Management (Bermuda) Ltd.;
                                                       Director and Chief Financial Officer, INVESCO Global
                                                       Asset Management (N.A.), Inc. and INVESCO
                                                       Institutional (N.A.), Inc.; Treasurer and Chief
                                                       Accounting Officer, A I M Advisors, Inc., A I M
                                                       Capital Management, Inc. and AIM Private Asset
                                                       Management, Inc.; Treasurer and Chief Financial
                                                       Officer, A I M Distributors, Inc., A I M Management
                                                       Group Inc., and AIM Investment Services, Inc., and
                                                       Treasurer, AIM Global Holdings, Inc., A I M Global
                                                       Ventures, Co., AIM Retirement Services, Inc., INVESCO
                                                       Distributors, Inc., and INVESCO Funds Group, Inc.

Gregory Mark Armour        Director, Chief Executive   Chairman and Director, INVESCO Global Asset Management
                             Officer and President     (N.A.) Inc., INVESCO Private Capital Investments,
                                                       Inc., INVESCO Private Capital, Inc. and INVESCO Senior
                                                       Secured Management, Inc.; Chairman, Chief Executive
                                                       Officer and President, INVESCO Institutional (N.A),
                                                       Inc. and INVESCO Realty, Inc. Director and President,
                                                       INVESCO Asset Management (Bermuda) Ltd.; and Senior
                                                       Managing Director, INVESCO PLC.

INVESCO SENIOR SECURED MANAGEMENT, INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.

NAME                               POSITION                             PRINCIPAL OCCUPATION
----                      --------------------------   ------------------------------------------------------
David Alexander Hartley       Director and Chief       Director, Atlantic Trust Company, N.A., INVESCO (NY)
                               Financial Officer       Trust Company, INVESCO National Trust Company, INVESCO
                                                       Realty, Inc. and INVESCO Senior Secured Management,
                                                       Inc.; Director, Chief Financial Officer and Vice
                                                       President, INVESCO Asset Management (Bermuda) Ltd.;
                                                       Director and Chief Financial Officer, INVESCO Global
                                                       Asset Management (N.A.), Inc. and INVESCO
                                                       Institutional (N.A.), Inc.; Treasurer and Chief
                                                       Accounting Officer, A I M Advisors, Inc., A I M
                                                       Capital Management, Inc. and AIM Private Asset
                                                       Management, Inc.; Treasurer and Chief Financial
                                                       Officer, A I M Distributors, Inc., A I M Management
                                                       Group Inc., and AIM Investment Services, Inc., and
                                                       Treasurer, AIM Global Holdings, Inc., A I M Global
                                                       Ventures, Co., AIM Retirement Services, Inc., INVESCO
                                                       Distributors, Inc., and INVESCO Funds Group, Inc.

Gregory Stoeckle               Managing Director       Managing Director and President, INVESCO Senior
                                 and President         Secured Management, Inc. and Senior Vice President,
                                                       INVESCO Private Capital, Inc.

Gregory Mark Armour                Director            Chairman and Director, INVESCO Global Asset Management
                                                       (N.A.) Inc., INVESCO Private Capital Investments,
                                                       Inc., INVESCO Private Capital, Inc. and INVESCO Senior
                                                       Secured Management, Inc.; Chairman, Chief Executive
                                                       Officer and President, INVESCO Institutional (N.A),
                                                       Inc. and INVESCO Realty, Inc. Director and President,
                                                       INVESCO Asset Management (Bermuda) Ltd.; and Senior
                                                       Managing Director, INVESCO PLC.

                                    EXHIBIT D

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM DYNAMICS FUND

(1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(2) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

(4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

(5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

(6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

(7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

(8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

                                    EXHIBIT E

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF THE DECLARATION OF TRUST

     "Section 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the termination of the Trust or any Portfolio or Class, provided that the Trustees have called a meeting of the Shareholders for the purpose of approving any such termination, unless, as of the date on which the Trustees have determined to so terminate the Trust or such Portfolio or Class, there are fewer than 100 holders of record of the Trust or of such terminating Portfolio or Class; (iv) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (v) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (vi) approve any amendment to this Article VI, Section 6.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

                                    EXHIBIT F
                                OFFICERS OF TRUST

     The following table provides information with respect to the current officers of the Trust. Each officer is elected by the Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

  Name, Year of Birth and     Officer                      Principal Occupation(s) During
Position(s) Held with Trust    Since    Name of Trust(s)            Past 5 Years
---------------------------   -------   ----------------   ------------------------------
Philip A. Taylor(1) - 1954      2006    AIM Stock Funds    Information about Mr. Taylor
President and Principal                                    is presented earlier in this
Executive Officer                                          proxy statement under
                                                           "Proposal 1 - Election of
                                                           Trustees - Who Are the
                                                           Nominees? - Nominees Who
                                                           Currently Are Interested
                                                           Persons."

----------
(1)  Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Fund.

Russell C. Burk - 1958          2005    AIM Stock Funds    Senior Vice President and
Senior Vice President and                                  Senior Officer, The AIM Family
Senior Officer                                             of Funds(R)

                                                           Formerly: Director of
                                                           Compliance and Assistant
                                                           General Counsel, ICON
                                                           Advisers, Inc.; Financial
                                                           Consultant, Merrill Lynch;
                                                           General Counsel and Director
                                                           of Compliance, ALPS Mutual
                                                           Funds, Inc.

John M. Zerr - 1962             2006    AIM Stock Funds    Director, Senior Vice
Senior Vice President,                                     President, Secretary and
Chief Legal Officer and                                    General Counsel, A I M
Secretary                                                  Management Group Inc., A I M
                                                           Advisors, Inc. and A I M
                                                           Capital Management, Inc.;
                                                           Director, Vice President and
                                                           Secretary, INVESCO
                                                           Distributors, Inc. and AIM
                                                           Investment Services, Inc.;
                                                           Director, Senior Vice
                                                           President and Secretary, A I M
                                                           Distributors, Inc.; Director
                                                           and Vice President, INVESCO
                                                           Funds Group, Inc.; Senior Vice
                                                           President, Chief Legal Officer
                                                           and Secretary, The AIM Family
                                                           of Funds(R); and Manager,
                                                           PowerShares Capital Management
                                                           LLC

                                                           Formerly: Director, Vice
                                                           President and Secretary, Fund
                                                           Management Company; Vice
                                                           President, A I M Capital
                                                           Management, Inc.; Chief

  Name, Year of Birth and     Officer                      Principal Occupation(s) During
Position(s) Held with Trust    Since    Name of Trust(s)            Past 5 Years
---------------------------   -------   ----------------   ------------------------------
                                                           Operating Officer, Senior Vice
                                                           President, General Counsel and
                                                           Secretary, Liberty Ridge
                                                           Capital, Inc. (an investment
                                                           adviser); Vice President and
                                                           Secretary, PBHG Funds (an
                                                           investment company); Vice
                                                           President and Secretary, PBHG
                                                           Insurance Series Fund (an
                                                           investment company); Chief
                                                           Operating Officer, General
                                                           Counsel and Secretary, Old
                                                           Mutual Investment Partners (a
                                                           broker-dealer); General
                                                           Counsel and Secretary, Old
                                                           Mutual Fund Services (an
                                                           administrator); General
                                                           Counsel and Secretary, Old
                                                           Mutual Shareholder Services (a
                                                           shareholder servicing center);
                                                           Executive Vice President,
                                                           General Counsel and Secretary,
                                                           Old Mutual Capital, Inc. (an
                                                           investment adviser); and Vice
                                                           President and Secretary, Old
                                                           Mutual Advisors Funds (an
                                                           investment company)

Lisa O. Brinkley - 1959         2004    AIM Stock Funds    Global Compliance Director,
Vice President                                             INVESCO PLC; and Vice
                                                           President, The AIM Family of
                                                           Funds(R)

                                                           Formerly: Senior Vice
                                                           President, A I M Management
                                                           Group Inc.; Senior Vice
                                                           President and Chief Compliance
                                                           Officer, A I M Advisors, Inc.;
                                                           Vice President and Chief
                                                           Compliance Officer, A I M
                                                           Capital Management, Inc. and A
                                                           I M Distributors, Inc.; Vice
                                                           President, AIM Investment
                                                           Services, Inc. and Fund
                                                           Management Company; Senior
                                                           Vice President and Chief
                                                           Compliance Officer, The AIM
                                                           Family of Funds(R); and Senior
                                                           Vice President and Compliance
                                                           Director, Delaware Investments
                                                           Family of Funds

Kevin M. Carome - 1956          2003    AIM Stock Funds    Senior Vice President and
Vice President                                             General Counsel, INVESCO PLC;
                                                           Director, INVESCO Funds Group,
                                                           Inc.; Director and Secretary,
                                                           IVZ, Inc. and INVESCO Group
                                                           Services, Inc.; Secretary,
                                                           INVESCO North America
                                                           Holdings, Inc.; and Vice
                                                           President, The AIM Family of
                                                           Funds(R)

  Name, Year of Birth and     Officer                      Principal Occupation(s) During
Position(s) Held with Trust    Since    Name of Trust(s)            Past 5 Years
---------------------------   -------   ----------------   ------------------------------
                                                           Formerly: Director, Senior
                                                           Vice President, Secretary and
                                                           General Counsel, A I M
                                                           Management Group Inc. and A I
                                                           M Advisors, Inc.; Senior Vice
                                                           President, A I M Distributors,
                                                           Inc.; Director, Vice President
                                                           and General Counsel, Fund
                                                           Management Company; Vice
                                                           President, A I M Capital
                                                           Management, Inc. and AIM
                                                           Investment Services, Inc.; and
                                                           Senior Vice President, Chief
                                                           Legal Officer and Secretary,
                                                           The AIM Family of Funds(R);
                                                           Director and Vice President,
                                                           INVESCO Distributors, Inc.;
                                                           Chief Executive Officer and
                                                           President, INVESCO Funds
                                                           Group; Senior Vice President
                                                           and General Counsel, Liberty
                                                           Financial Companies, Inc.; and
                                                           Senior Vice President and
                                                           General Counsel, Liberty Funds
                                                           Group, LLC

Sidney M. Dilgren - 1961        2004    AIM Stock Funds    Vice President , A I M
Vice President, Treasurer                                  Advisors, Inc. and A I M
and Principal Financial                                    Capital Management Inc.; and
Officer                                                    Vice President, Treasurer and
                                                           Principal Financial Officer,
                                                           The AIM Family of Funds(R)

                                                           Formerly: Fund Treasurer,
                                                           A I M Advisors, Inc.; Senior
                                                           Vice President, AIM Investment
                                                           Services, Inc. and Vice
                                                           President, A I M Distributors,
                                                           Inc.

Karen Dunn Kelley - 1960        2003    AIM Stock Funds    Head of INVESCO's World Wide
Vice President                                             Fixed Income and Cash
                                                           Management Group; Director of
                                                           Cash Management and Senior
                                                           Vice President, A I M
                                                           Advisors, Inc. and A I M
                                                           Capital Management, Inc.;
                                                           Executive Vice President, A I
                                                           M Distributors, Inc.; Vice
                                                           President, The AIM Family of
                                                           Funds(R) (other than AIM
                                                           Treasurer's Series Trust,
                                                           Short-Term Investments Trust
                                                           and Tax-Free Investments
                                                           Trust); and President and
                                                           Principal Executive Officer,
                                                           The AIM Family of Funds(R)
                                                           (AIM Treasurer's Series Trust,
                                                           Short-Term Investments Trust
                                                           and Tax-Free Investments Trust
                                                           only)

  Name, Year of Birth and     Officer                      Principal Occupation(s) During
Position(s) Held with Trust    Since    Name of Trust(s)            Past 5 Years
---------------------------   -------   ----------------   ------------------------------
                                                           Formerly: Director and
                                                           President, Fund Management
                                                           Company; Chief Cash Management
                                                           Officer and Managing Director,
                                                           A I M Capital Management,
                                                           Inc.; Vice President, A I M
                                                           Advisors, Inc. and The AIM
                                                           Family of Funds(R) (AIM
                                                           Treasurer's Series Trust,
                                                           Short-Term Investments Trust
                                                           and Tax-Free Investments Trust
                                                           only)

Lance A. Rejsek - 1967          2005    AIM Stock Funds    Anti-Money Laundering
Anti-Money Laundering                                      Compliance Officer, A I M
Compliance Officer                                         Advisors, Inc., A I M Capital
                                                           Management, Inc., A I M
                                                           Distributors, Inc., AIM
                                                           Investment Services, Inc., AIM
                                                           Private Asset Management, Inc.
                                                           and The AIM Family of Funds(R)

                                                           Formerly: Anti-Money
                                                           Laundering Compliance Officer,
                                                           Fund Management Company;
                                                           Manager of the Fraud
                                                           Prevention Department, AIM
                                                           Investment Services, Inc.

Todd L. Spillane - 1958         2006    AIM Stock Funds    Senior Vice President, A I M
Chief Compliance Officer                                   Management Group Inc.; Senior
                                                           Vice President and Chief
                                                           Compliance Officer, A I M
                                                           Advisors, Inc. and A I M
                                                           Capital Management, Inc.;
                                                           Chief Compliance Officer, The
                                                           AIM Family of Funds(R),
                                                           INVESCO Global Asset
                                                           Management (N.A.), Inc. (an
                                                           investment adviser), INVESCO
                                                           Institutional (N.A.), Inc. (an
                                                           investment adviser), INVESCO
                                                           Private Capital, Inc. (an
                                                           investment adviser), INVESCO
                                                           Private Capital Investments,
                                                           Inc. (holding company) and
                                                           INVESCO Senior Secured
                                                           Management, Inc. (an
                                                           investment adviser); and Vice
                                                           President, A I M Distributors,
                                                           Inc. and AIM Investment
                                                           Services, Inc.

                                                           Formerly: Chief Compliance
                                                           Officer and Vice President,
                                                           Fund Management Company; Vice
                                                           President, A I M Capital
                                                           Management, Inc.; Global Head
                                                           of Product Development,
                                                           AIG-Global Investment Group,
                                                           Inc.; Chief Compliance Officer
                                                           and Deputy

  Name, Year of Birth and     Officer                      Principal Occupation(s) During
Position(s) Held with Trust    Since    Name of Trust(s)            Past 5 Years
---------------------------   -------   ----------------   ------------------------------
                                                           General Counsel,
                                                           AIG-SunAmerica Asset
                                                           Management, and Chief
                                                           Compliance Officer, Chief
                                                           Operating Officer and Deputy
                                                           General Counsel, American
                                                           General Investment Management

                                        EXHIBIT G

                             SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of October 31, 2007, of shares of beneficial interest of each class of AIM Dynamics Fund by the trustees, nominees, and current executive officers of the Trust. No information is given as to a class if a trustee, nominee or current executive officer held no shares of such class as of October 31, 2007.

                                                          NUMBER OF SHARES OF
            NAME OF                                            THE FUNDS        PERCENT OF
    TRUSTEE/NOMINEE/OFFICER          FUND AND CLASS        OWNED BENEFICIALLY      CLASS
    -----------------------       ---------------------   -------------------   ----------
Martin L. Flanagan ............     AIM Dynamics Fund            109.190             *
                                  (Institutional Class)

Frank S. Bayley ...............     AIM Dynamics Fund            555.343             *
                                        (Class A)

Albert R. Dowden ..............     AIM Dynamics Fund          1,426.618             *
                                        (Class A)

Larry Soll ....................     AIM Dynamics Fund            132.802             *
                                     (Investor Class)

John M. Zerr ..................     AIM Dynamics Fund             97.496             *
                                  (Institutional Class)

Sidney M. Dilgren .............     AIM Dynamics Fund          4,120.740             *
                                  (Institutional Class)

Karen Dunn Kelley .............     AIM Dynamics Fund            926.474             *
                                        (Class A)

                                    AIM Dynamics Fund          2,923.805             *
                                  (Institutional Class)

Lance A. Rejsek ...............     AIM Dynamics Fund          3,249.077             *
                                  (Institutional Class)

All trustees, nominees, and         AIM Dynamics Fund          2,908.435             *
current executive officers as a         (Class A)
group..........................
                                    AIM Dynamics Fund         10,500.308             *
                                  (Institutional Class)

                                    AIM Dynamics Fund            132.802             *
                                     (Investor Class)

----------
* To the best knowledge of the Trust, the ownership of shares of AIM Dynamics Fund by trustees, nominees and current executive officers of the Trust as a group constituted less than 1% of each class of AIM Dynamics Fund as of October 31, 2007.

                                    EXHIBIT H

                         OWNERSHIP OF SHARES OF THE FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of AIM Dynamics Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of AIM Dynamics Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                            NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER             CLASS           OWNED OF RECORD   OWNED OF RECORD*
--------------------------------      -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith         Class A             865,205.77           9.50%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                Class B             239,837.06           8.94%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith         Class B             162,482.32           6.06%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith         Class C             232,252.45          13.93%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                Class C             138,202.54           8.29%
1 Pershing Plz
Jersey City, NJ 07399-0001

MG Trust Co TTEE 401K                       Class R              28,333.16          15.24%
Rubenstein Associates Inc TTEE
FBO Rubenstein Associates Inc
700 17th St Ste 300
Denver, CO 80202-3531

MG Trustco TTEE                             Class R              18,464.26           9.93%
RCI Inc
700 17th St Ste 300
Denver, CO 80202-3531

Attn Mut Funds 11270 W Park Pl              Class R              14,698.85           7.91%
NFS LLC Febo
Marshall & Ilsley Trust Co
FBO Bank 98 Dly Rcrdkpg
Ste 400
Milwaukee, WI 53224

First Command Bank Trust              Institutional Class     2,031,937.18          25.66%
FBO First Command Sip
Attention: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

AIM Growth Allocation                 Institutional Class     1,440,037.28          18.19%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

FIIOC Agent                           Institutional Class     1,435,993.20          18.14%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

AIM Moderate Growth Allocation        Institutional Class       974,950.49          12.31%
Fund Omnibus Account
c/o AIM Advisors
11 Greenway Plz Ste 100
Houston, TX 77046-1113

GPC Securities Inc as agent for       Institutional Class       913,977.78          11.54%
Merrill Lynch BK & TR Co FSB TTEE
FBO AMVESCAP 401K Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Charles Schwab & Co Inc                  Investor Class       6,059,722.12           9.51%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Nationwide Life Insurance Co             Investor Class       4,026,214.23           6.32%
QPVA (EISP)
IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Nat'l Financial Services Corp            Investor Class       3,378,992.71           5.30%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Fl
Attn: Kate Recon
New York, NY 10281-5503

American United Life Ins Co              Investor Class       3,207,033.52           5.03%
Group Retirement Annuity
Separate Account II
P.O. Box 1995
Indianapolis, IN 46206-9102

----------
* The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                    EXHIBIT I

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND

                                                   INTERESTED TRUSTEES
                                          -------------------------------------
                                          MARTIN L. FLANAGAN   PHILIP A. TAYLOR
                                          ------------------   ----------------
AIM STOCK FUNDS
   AIM Dynamics Fund
Aggregate Dollar Range of Equity
   Securities in All Registered
   Investment Companies Overseen By
   Trustee in the AIM Funds Complex

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND

                                                                 INDEPENDENT TRUSTEES
                                           ---------------------------------------------------------------
                                            BOB R.   FRANK S.   JAMES T.   BRUCE L.   ALBERT R.    JACK M.
                                           BAKER     BAYLEY    BUNCH(1)   CROCKETT     DOWDEN    FIELDS(1)
                                           ------   --------   --------   --------   ---------   ---------
AIM STOCK FUNDS
   AIM Dynamics Fund
Aggregate Dollar Range of Equity
   Securities in All Registered
   Investment Companies Overseen By
   Trustee in the AIM Funds Complex

----------
(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND

                                                                          INDEPENDENT TRUSTEES
                                             -----------------------------------------------------------------------------
                                                  CARL       PREMA MATHAI   LEWIS F.   RUTH H.    LARRY        RAYMOND
                                             FRISCHLING(1)     DAVIS(1)      PENNOCK   QUIGLEY   SOLL(1)   STICKEL, JR.(1)
                                             -------------   ------------   --------   -------   -------   ---------------
AIM STOCK FUNDS
   AIM Dynamics Fund
Aggregate Dollar Range of Equity
   Securities in All Registered Investment
   Companies Overseen By Trustee in the
   AIM Funds Complex

----------
(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                           -------------------------------------------------------------------------
                                                                               FOUR EASY WAYS TO VOTE YOUR PROXY

                                                           INTERNET:  Go to WWW.XXXXXXXXXXXXXX.XXX and follow the online directions.
                                                           TELEPHONE: Call 1-800-XXX-XXXX and follow the simple instructions.
                                                           MAIL:      Vote, sign, date and return your proxy by mail.
(AIM INVESTMENTS(R) LOGO)                                  IN PERSON: Vote at the Special Meeting of Shareholders.
                                                           -------------------------------------------------------------------------

                   999 999 999 999 99

AIM DYNAMICS FUND (THE "FUND")                                                PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM STOCK FUNDS (THE "TRUST")                             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                    NOTE:   IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO
                                                                            NOT RETURN YOUR PROXY CARD.
                                                                    (ARROW)
                                                                            PROXY MUST BE SIGNED AND DATED BELOW.

                                                                    Dated
                                                                          ---------------

                                                                    ----------------------------------------------------------------


                                                                    ----------------------------------------------------------------
                                                                    Signature(s) (if held jointly)                 (SIGN IN THE BOX)

                                                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY
                                                                    CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                                                 (ARROW)

     *--+

                                         (ARROW) PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                 PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                             WITHHOLD
                                                                                                            AUTHORITY
                                                                                                      FOR    FOR ALL    FOR ALL
                                                                                                      ALL    NOMINEES   EXCEPT*

1. To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his      [ ]      [ ]        [ ]     1.
   or her  successor is elected and qualified:

   (01)   Bob R. Baker                            (08)   Carl Frischling
   (02)   Frank S. Bayley                         (09)   Prema Mathai-Davis
   (03)   James T. Bunch                          (10)   Lewis F. Pennock
   (04)   Bruce L. Crockett                       (11)   Larry Soll, Ph.D.
   (05)   Albert R. Dowden                        (12)   Raymond Stickel, Jr.
   (06)   Jack M. Fields                          (13)   Philip A. Taylor
   (07)   Martin L. Flanagan

   * TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

     -------------------------------------------------------------------------------------------

                                                                                                   FOR        AGAINST   ABSTAIN

2. To approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and each      [ ]         [ ]        [ ]     2.
   of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset
   Management Ltd.; INVESCO Asset Management (Japan) Limited; INVESCO Australia Limited;
   INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO
   Institutional (N.A.), Inc.; and INVESCO Senior Secured Management, Inc.

3. To approve changing certain fundamental investment restrictions of the Fund to provide the
   Fund with more investment flexibility:

   a. Modification of Fundamental Restriction on Issuer Diversification.                           [ ]         [ ]        [ ]     a.

   b. Modification of Fundamental Restrictions on Issuing Senior Securities and Borrowing Money.   [ ]         [ ]        [ ]     b.

   c. Modification of Fundamental Restriction on Underwriting Securities.                          [ ]         [ ]        [ ]     c.

   d. Modification of Fundamental Restriction on Industry Concentration.                           [ ]         [ ]        [ ]     d.

   e. Modification of Fundamental Restriction on Real Estate Investments.                          [ ]         [ ]        [ ]     e.

   f. Modification of Fundamental Restriction on Purchasing or Selling Commodities.                [ ]         [ ]        [ ]     f.

   g. Modification of Fundamental Restriction on Making Loans.                                     [ ]         [ ]        [ ]     g.

   h. Modification of Fundamental Restriction on Investment in Investment Companies.               [ ]         [ ]        [ ]     h.

4. To approve making the investment objective of the Fund non-fundamental.                         [ ]         [ ]        [ ]     4.

5. To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit     [ ]         [ ]        [ ]     5.
   the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

6. To approve an Agreement and Plan of Reorganization that provides for the restructuring of       [ ]         [ ]        [ ]     6.
   the Fund as a new series portfolio of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the
   Fund as a designated series of the Trust.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                                      (ARROW)